UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 22, 2006

NEWPORT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30587	23-3030650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73061 El Paseo Road, Suite 202, Palm Desert, California 92260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 779-0251

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2006, the Company’s Spare Backup subsidiary entered into a Standard Services Agreement with Hewlett-Packard Company for a trial PC backup service. Spare Backup will provide a Hewlett-Packard branded Web site powered by Spare Backup for the use of Hewlett-Packard qualified technicians for the purpose of assisting customers. The period of the online PC backup pilot trial will run from August 1, 2006 through October 31, 2006. The pilot period may be extended through mutual agreement. During the trial period, Spare Backup will receive some revenue for its services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT INTERNATIONAL GROUP, INC.

DATED: June 26, 2006	By:	/s/ Cery Perle
Cery Perle
President and Chief Executive Officer